Exhibit 10.25

Certain portions of this document have been omitted pursuant to Item 601(b)(10) of Regulation S-K and, where applicable, have been marked with “[*]” to indicate where omissions have been made. The marked information has been omitted because it is (i) not material and (ii) is the type that the registrant treats as private or confidential.

Execution Version

Statement of Work [*]
Between Customer and Globalstar

This Statement of Work [*] (this “SOW”) is entered into by and between Customer Parent with its principal place of business at Customer Address, and Globalstar, Inc., a Delaware corporation with its principal place of business at 1351 Holiday Square Blvd. Covington, Louisiana 70433, United States, under the Key Terms Agreement, effective October 21, 2019, as amended (the “KTA”).

The effective date of this SOW shall be November 5, 2024 (the “SOW Effective Date”).

Except as otherwise provided, capitalized terms used herein are defined in the KTA or other Transaction Documents, as applicable.

Purpose

This SOW sets forth the terms and conditions pursuant to which Globalstar will: [*].

Agreement

1. Scope & Performance

1.1. Scope. This SOW applies to Services and Deliverables provided by Globalstar to Customer [*].

1.2. PRD. [*].

1.3. Performance Obligation. [*].

2. Fees

2.1. P2 Service Fee Acceleration. The P2 Service Fee shall be accelerated in accordance with the terms and conditions set forth in Attachment 2.

2.2. P2 Service Fee Reduction. [*].

[*].

2.3. P2 Yearly Payments [*]. P2 Yearly Payments shall be determined in accordance with Attachment 3 instead of Sections 3.4 and 4 of Attachment 3 to the KTA [*].

2.4. Network Service Provider Services. [*].

2.5. [*].

3. Miscellaneous

3.1. [*].

3.2. [*].

3.3. Precedence. [*].

Acknowledged and agreed by their duly authorized representatives.

Customer Parent	Globalstar, Inc.
By: /s	By: /s/ Rebecca Clary
Name: Customer Authorized Signatory	Name: Rebecca Clary
Title: VP and Chief Financial Officer
Date:	Date:

Attachment 1
PRD for [*] Satellite Services

[*]

Attachment 2
P2 Service Fee Acceleration

[*]

Attachment 3
P2 Yearly Payments [*]

[*]